May 27, 2014
2014 Summary Prospectus
iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE ARCA
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://us.ishares.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 5, 2014, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF
Ticker: LQDH	Stock Exchange: NYSE Arca
Investment Objective
The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. The Fund will also pay Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. As the Fund has not commenced operations prior to the date of the Fund’s prospectus (the “Prospectus”), Acquired Fund Fees and Expenses are based on an estimate of the Fund’s allocation to other investment companies for the current fiscal year. The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund's investments in other registered investment companies until February 29, 2016. In addition, BFA has contractually agreed to reduce its management fee on assets attributable to its investments in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”) (and those assets used to hedge the securities in LQD) such that it is equal to the management fee of LQD plus 0.15% until February 29, 2016. BFA has also contractually agreed to waive any additional portion of its management fee necessary so as not to exceed a net total expense ratio of 0.25% until February 29, 2016. The contractual waivers may be terminated prior to February 29, 2016 only upon written agreement of the Trust and BFA.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.30%	None	None	0.15%	0.45%	(0.20)%	0.25%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$26	$105
Portfolio Turnover. The Fund and the other fund in which the Fund principally invests, the iShares iBoxx $ Investment Grade Corporate Bond ETF (the “Underlying Fund”), may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and cause the Fund or the Underlying Fund to incur increased expenses. These expenses, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund's performance. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade bonds, in U.S. Treasury securities (or cash equivalents) and in one or more underlying funds that principally invest in investment-grade bonds. As of its inception date, the Fund intends to initially invest a substantial portion of its assets in one underlying fund, iShares iBoxx $ Investment Grade Corporate Bond ETF, which invests in U.S. dollar-denominated corporate bonds issued by companies domiciled in countries classified as developed markets by the Underlying Fund’s index provider and that have at least three years to maturity. The Fund will attempt to mitigate the interest rate risk of the underlying securities or the Underlying Fund (as determined by BFA) primarily through the use of U.S. Treasury futures contracts. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s short positions in U.S. Treasury futures are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact than interest rates.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
The Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”).
The Fund may have a higher portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that an underlying fund is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF.
Asset Class Risk. Securities in the Fund's or the Underlying Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market, or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's or Underlying Fund's income.
Concentration Risk. The Fund may be susceptible to an increased risk of loss due to adverse occurrences to the extent that the Fund's or the Underlying Fund's investments are concentrated in an issuer or issuers, in a particular country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Services Industry Risk. The consumer services industry may be affected by changes in the domestic and international economy, exchange rates, competition, consumers'

disposable income and consumer preferences.
Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Derivatives Risk. The Fund will use derivatives for hedging purposes and will enter into short positions on U.S. Treasury futures in an effort to mitigate the potential impact of interest rates on the performance of the investment-grade corporate bonds to which the Fund is exposed. The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, with the performance of the asset class to which the Fund seeks exposure or to the performance of the overall securities market. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. To the extent that the Fund invests in rolling futures contracts, it may be subject to additional risk. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.
Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s or the Underlying Fund's income and potentially in the value of the Fund’s investments.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund or the Underlying Fund invests.
Hedging Risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of investment-grade corporate bonds by entering into short positions on U.S. Treasury futures. The Fund’s short positions in U.S. Treasury futures are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s short positions will completely eliminate the interest rate risk of the long positions in investment-grade corporate bonds. In addition, when interest rates fall, long–only, investment-grade bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures positions as compared to gains in the long investment-grade corporate bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into short positions.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk. The Fund's income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Fund's index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund or the Underlying Fund to decline. The Fund will take short positions in Treasury Futures. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment-grade bonds as the Fund. There is no guarantee that the Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund will be able to successfully mitigate interest rate risk.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through an investment in the Underlying Fund, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other risks.
Issuer Risk. Fund performance depends on the performance of

individual securities to which the Fund or the Underlying Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund or the Underlying Fund may be unable to transact at advantageous times or prices.
Long/Short Strategy Risk. The Fund seeks long exposure to investment-grade corporate bonds both directly and indirectly through its investments in the Underlying Fund, long exposure to U.S. Treasury securities and short exposure to U.S. Treasury futures, with a goal of mitigating the potential impact of rising Treasury interest rates on the performance of the Underlying Fund and the investment-grade corporate bonds. There is no guarantee that such interest rate risk will be eliminated, or that the returns on the Fund’s long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns. For example, if the investment-grade corporate bonds that the Fund is exposed to enter into a period of declining credit quality at the same time that Treasury interest rates fall, the Fund may experience greater losses than if the Fund pursued a long-only, investment-grade corporate bond strategy.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Funds. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. Given the high level of transparency of the Fund's holdings, BFA believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
North American Economic Risk. The Fund or the Underlying Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. Economic events in any one North American country can have a significant economic effect on U.S. issuers, and on some or all of the issuers to which the Fund or the Underlying Fund has exposure.
Oil and Gas Industry Risk. Companies in the oil and gas industry are affected by worldwide energy prices and exploration and production costs. Companies in the oil and gas industry may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, litigation, and negative publicity and perception.
Prepayment Risk. During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.
Privately-Issued Securities Risk. The Fund or the Underlying Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tax Risk. Because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.

Performance Information
As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since inception.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
IS-SP-LQDH-0514
Investment Company Act file No.: 811-22649